JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated December 23, 2013

to PROSPECTUSES dated April 29, 2013, as supplemented from time to time

Correction to Availability of Variable Investment Option

This Supplement applies to WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

The Annuity Prospectus incorrectly identifies John Hancock Variable Insurance Trust (“JHVIT”) International Value Trust – Series NAV shares as the Portfolio underlying the International Value Variable Investment Option available under the Contract. Since May 1, 2007, the International Value Variable Investment Option has invested in JHVIT International Value Trust – Series II shares, a different series of shares of the same Portfolio.

Accordingly, we amend and replace the JHVIT International Value Trust – Series NAV disclosure in the Portfolio expense table in “III. Fee Tables” with the following:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
International Value
Series II	0.80%	0.25%	0.12%	-	1.17%	0.00%	1.17%

We replace the heading for “International Value Trust” in Appendix U: “Tables of Accumulation Unit Values” as follows:

International Value Trust – Series II Shares (units first credited 05-03-2007)

You should retain this Supplement for future reference.

Supplement dated December 23, 2013

12/13:	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558

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